COLUMBIA FUNDS SERIES TRUST II

Prospectus Supplement, dated January 13, 2010,

to the Prospectuses, dated March 1, 2009, for

Columbia Retirement 2005 Portfolio

Columbia Retirement 2010 Portfolio

Columbia Retirement 2015 Portfolio

Columbia Retirement 2020 Portfolio

Columbia Retirement 2025 Portfolio

Columbia Retirement 2030 Portfolio

Columbia Retirement 2035 Portfolio

Columbia Retirement 2040 Portfolio

(Each a Portfolio, together the Portfolios)

As was previously reported, on September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (“Columbia”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises long-term mutual funds, including the Portfolios. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

In connection with the anticipated integration of the long-term asset management businesses of Columbia and RiverSource Investments, LLC, a subsidiary of Ameriprise (“RiverSource”), following the Closing, it has been determined that the Portfolios’ portfolio managers primarily responsible for overseeing each Portfolio’s investments, effective upon the Closing, will be as follows:

Anwiti Bahuguna, PhD Co-manager. Service with the Portfolios since 2006.

Director of Columbia; associated with Columbia or its predecessors as an investment professional since 2002.

David Joy Co-manager.*

Vice President of RiverSource; associated with RiverSource since 2003.

Colin Moore Co-manager. Service with the Portfolios since 2009.

Chief Investment Officer of Columbia; associated with Columbia or its predecessors as an investment professional since 2002.

Kent M. Peterson, PhD Co-manager. Service with the Portfolios since 2009.

Director of Columbia; associated with Columbia or its predecessors as an investment professional since January 2006. Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater Associates from 2004 to 2005.

Marie M. Schofield Co-manager. Service with the Portfolios since 2009.

Managing Director of Columbia; associated with Columbia or its predecessors as an investment professional since 1990.

*	Service pending upon the Closing.

These changes in the Portfolios’ portfolio managers are subject to the Closing. Pending the Closing, each of the portfolio manager(s) set forth in each Portfolio’s prospectus is expected to continue in his or her current role.

Shareholders should retain this Supplement for future reference.

INT-47/30435-0110